Accounts Receivable	12 Months Ended
Dec. 31, 2017
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Accounts Receivable
24	ACCOUNTS RECEIVABLE

	2016	2017
Accounts receivable	19,088	19,174
Less: Allowance for doubtful debts	(5,466)	(5,210)

	13,622	13,964

The aging analysis of accounts receivable, based on the billing date and net of allowance of doubtful debts, is as follows:

	2016	2017
Within one month	6,557	7,184
More than one month to three months	3,181	2,763
More than three months to one year	2,869	2,737
More than one year	1,015	1,280

	13,622	13,964

The normal credit period granted by the Group to individual subscribers is thirty days from the date of billing unless they meet certain specified credit assessment criteria. For corporate customers, the credit period granted by the Group is based on the service contract terms, normally not exceeding one year.

There is no significant concentration of credit risk with respect to customer receivables, as the Group has a large number of customers.

As of December 31, 2017, accounts receivable of approximately RMB7,576 million (2016: approximately RMB7,565 million) were impaired. The Group makes a full or partial allowance against those accounts receivable based on its past experience, historical collection patterns, subscribers’ creditworthiness and collection trends. The Group makes a full allowance for receivables aged over 3 months after the credit period for individual subscribers unless they meet certain specified credit assessment criteria. The individually impaired receivables mainly relate to subscriber service fees.

The movement in the allowance for doubtful debts during the year, including both specific and collective loss components, is as follows:

	2015	2016	2017
Balance, beginning of year	4,464	4,910	5,466
Allowance for the year	3,365	3,999	3,325
Written-off during the year	(2,919)	(3,443)	(3,581)

Balance, end of year	4,910	5,466	5,210

The creation and release of allowance for impaired receivables have been recognized in the statement of income. Amounts charged to the allowance account are generally written-off when there is reliable evidence to indicate no expectation of recovering the receivable.

The maximum exposure to credit risk as of the statement of financial position date is the carrying value of accounts receivable mentioned above. The Group does not hold any collateral as security.

As of December 31, 2017, accounts receivable of approximately RMB10,284 million (2016: approximately RMB9,626 million) were neither past due nor impaired. Receivables that were neither past due nor impaired relate to a wide range of customers for whom there was no recent history of default.

Accounts receivable of approximately RMB1,314 million (2016: approximately RMB1,890 million) were past due but not impaired. The aging analysis of these receivables is as follows:

	2016	2017
More than one month to three months	1,369	926
More than three months to one year	213	105
More than one year	308	283

	1,890	1,314

Receivables that were past due but not impaired mainly due to no objective evidence of impairment occurred. Based on past experience, management believes that no impairment allowance is necessary in respect of these balances as there has not been a significant change in credit quality.